ABERDEEN FUNDS

Aberdeen Global Small Cap Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 27, 2015

(the “Summary Prospectus”)

and the Fund’s Prospectus dated February 27, 2015, as supplemented to date

(the “Prospectus”)

On December 15, 2015, the Board of Trustees of Aberdeen Funds approved a change in the name of the Fund to the Aberdeen International Small Cap Fund and approved a change in the principal investment strategies of the Fund, each effective February 29, 2016.

As a result of the change in principal investment strategies, effective February 29, 2016, the following replaces the first five paragraphs under the section entitled “Principal Strategies” in the Summary Prospectus and the section entitled “Summary — Aberdeen Global Small Cap Fund — Principal Strategies” in the Prospectus:

The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies. For purposes of the 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.;

•                  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.; and/or

•                  issues securities denominated in the currency of a country outside the U.S.

Under normal market conditions, a number of countries around the world will be represented in the Fund’s portfolio. The Fund may also invest in companies of emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of October 30, 2015, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations between $4.4 million and $7.88 billion. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $6 billion to be small-cap; however, this maximum capitalization may change with market conditions.

Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies will continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

If the International Small Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the International Small Cap Fund.

Please retain this Supplement for future reference.

This Supplement is dated December 30, 2015.